Shareholders' Equity	12 Months Ended
Dec. 31, 2013
Shareholders' Equity [Abstract]
Shareholders' Equity
Note  13. Shareholders’ Equity

Common Stock Dividend: In May 2013 and May 2012 the Company paid a 10% common stock dividend to shareholders (541,326 and 488,383 shares respectively). All share and per share information has been retroactively adjusted to give effect to this stock dividend for the periods presented.

Treasury Stock: No transactions occurred in 2013 or 2012 for the repurchase of Company stock.

Stock Options: In 1999, 2002 and 2003, the shareholders approved the Company’s Employee Stock Option Plans and in 2005 the shareholders approved the Company’s Directors and Employee Stock Option Plan (the “Plans”). The Plans are “non-qualified” stock option plans. Reserved for issuance upon the exercise of options granted or to be granted by the Board of Directors is an aggregate of 148,181 shares of common stock as of December 31, 2013. All options issued under the Plans were fully vested upon issuance. All directors and certain officers and employees of the Company have been granted options under the Plans. All stock option amounts and prices included in the following discussions have been adjusted for stock dividends.

There were no option awards, and hence no net compensation expenses for both 2013 and 2012.

Option awards are granted with an exercise price equal to the market price of the Company’s stock at the date of the grant. All options issued have 10 year contractual terms and were fully vested as of December 31, 2013.

The following table summarizes stock option activity for the year ended December 31, 2013.

Options	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value

Outstanding at January 1, 2013	389,285	$8.51
Granted	—	$—
Exercised	57,591	$5.04
Expired/terminated	—	$—
Outstanding at December 31, 2013	331,694	$9.20	1.8	$65,791

Exercisable at December 31, 2013	331,694	$9.20	1.8	$65,791

Stock options outstanding and exercisable at December 31, 2013 are as follows:

Exercise Prices	Number Outstanding	Weighted Average Remaining Contractual Life

$6.75	12,108	0.3
$8.10	48,861	1.2
$9.45	252,206	2.0
$10.26	18,519	2.8
	331,694	1.8

Preferred Stock: On October 3, 2008 Congress passed the Emergency Economic Stabilization Act of 2008 (EESA), which provides the U.S. Secretary of the Treasury with broad authority to implement certain actions to help restore stability and liquidity to the U.S. markets. One of the provisions resulting from EESA is the Treasury Capital Purchase Program (CPP) which provided for the direct equity investment of perpetual preferred stock by the U.S. Treasury in qualified financial institutions. This program was voluntary and requires an institution to comply with several restrictions and provisions, including limits on executive compensation, stock redemptions, and declaration of dividends. The CPP provided for a minimum investment of 1% of Risk-Weighted-Assets, with a maximum investment of the lesser of 3% of Risk-Weighted Assets or $25 billion. The perpetual preferred stock has a dividend rate of 5% per year until the fifth anniversary of the Treasury investment and a dividend of 9%, thereafter. The CPP also requires the Treasury to receive warrants for common stock equal to 15% of the capital invested by the U.S. Treasury.

The Company received an investment in Fixed Rate Cumulative Perpetual Preferred Stock, Series A, of $16.3 million on January 30, 2009. These proceeds were allocated between the preferred stock and warrants based on relative fair value in accordance with FASB ASC Topic 470, Debt with Conversion and Other Options. The allocation of proceeds resulted in a discount on the preferred stock that will be accreted over five years. The Company issued 359,135 common stock warrants to the U.S. Treasury and $930 thousand of those proceeds were allocated to the warrants. The warrants were accounted for as equity securities.

In November of 2012, the U.S. Treasury held an auction and sold its investment in the preferred stock to institutional investors. Restrictions related to the CPP were lifted.

In June of 2013, the U.S. Treasury held an auction to sell the warrants and the Company was the successful bidder thereby redeeming the outstanding warrants from the U.S. Treasury at a cost of $1.7 million.

In December of 2013, the Company completed a private placement of newly designated 6.00% Non-Cumulative Perpetual Convertible Preferred Stock, Series B, with a liquidation preference of $1,000 per share.  The Company sold 20,000 shares in the placement for gross proceeds of $20.0 million. Each share of Series B Preferred Stock is convertible, at the option of the holder into 93.9496 shares of Common Stock.  Upon full conversion of the Series B Preferred Stock, the Company will issue up to 1,878,992 shares of Common Stock assuming that the Conversion Rate does not change. The Conversion Rate and the total number of shares to be issued would be adjusted for stock dividends, stock splits and other corporate actions. The Conversion Rate was set using a conversion price for the common stock of $10.6440, which was approximately 20% over the closing price of the common stock on October 10, 2013, the day the Series B Preferred Stock was priced. Proceeds after expenses were $18.5 million. Parke Bancorp utilized a portion of the proceeds to repurchase and retire 16,288 shares of outstanding Fixed Rate Cumulative Perpetual Preferred Stock, Series A. The Company was able to repurchase these shares for an aggregate price of $14.34 million, a discount of $1.9 million.

The Company has recorded dividends in the approximate amount of $1.1 million and $1.0 million for the years ended December 31, 2013 and 2012 respectively. All dividend amounts through December 31, 2013 have been paid. The preferred stock qualifies for and is accounted for as equity securities and is included in the Company’s Tier I capital on the date of receipt.